                                                                     EXHIBIT 20


Bank of New York                        Determination Date:           03-Jan-01
Manufactured Housing Contracts          Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A               For the Period Ended:         25-Dec-00
                                        Lock-Out Date:                   Mar-05

Information for Clauses (a) through (s), Section 7.01 - GROUP I

                                                                    Class I A-1      Class I A-2     Class I A-3      Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                 1,913,336.09      208,450.00      208,533.33       180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                    335,338.97
       (b) Partial Prepayments Received                               150,689.71
       (c) Principal Payments in Full (Scheduled Balance)           1,198,005.56
       (d) Liquidated Contract Scheduled Balance                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                          0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
                                                                   -------------    ------------    -------------    -------------
 Total Principal Distribution                                       1,684,034.24            0.00             0.00             0.00

 (c)   Interest Distribution                                          229,301.85      208,450.00       208,533.33       180,240.41
       Unpaid Interest Shortfall                                            0.00            0.00             0.00             0.00
                                                                   -------------    ------------    -------------    -------------
 Total Interest Distribution                                          229,301.85      208,450.00       208,533.33       180,240.41

 (d)   Beginning Class I A and Class I B Principal Balance         37,392,946.05    33,000,000.00   32,000,000.00    27,189,000.00
       Less: Principal Distribution                                 1,684,034.24             0.00            0.00             0.00
                                                                   -------------    -------------   -------------    -------------
       Remaining Class A and Class B Principal Balance             35,708,911.81    33,000,000.00   32,000,000.00    27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                          173,053.07         (h)          Pool Factor
       Section 8.06 Reimbursement Amount                                    0.00     Class I A-1      0.66127614
       Section 6.02 Reimbursement Amount                               80,762.30     Class I A-2      1.00000000
       Reimburseable Fees                                                   0.00     Class I A-3      1.00000000
                                                                   -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                              253,815.37     Class I A-5      1.00000000
                                                                                     Class I M-1      1.00000000
                                                                                     Class I B-1      1.00000000
                                                                                     Class I B-2      1.00000000

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                     Class I A-5     Class I M-1       Class I B-1     Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                     62,398.10       52,601.54         56,347.92       98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                   --------------    ------------      ------------   -------------
 Total Principal Distribution                                                0.00            0.00              0.00            0.00

 (c)   Interest Distribution                                            62,398.10       52,601.54         56,347.92       98,605.00
       Unpaid Interest Shortfall                                             0.00            0.00              0.00            0.00
                                                                   --------------    ------------      ------------   -------------
 Total Interest Distribution                                            62,398.10       52,601.54         56,347.92       98,605.00

 (d)   Beginning Class I A and Class I B Principal Balance           9,137,000.00    7,310,000.00      7,310,000.00   12,792,000.00
       Less: Principal Distribution                                          0.00            0.00              0.00            0.00
                                                                   --------------    ------------      ------------   -------------
       Remaining Class A and Class B Principal Balance               9,137,000.00    7,310,000.00      7,310,000.00   12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                      Original Balance         Rate
       Section 8.06 Reimbursement Amount                           54,000,000.00          6.8988%          6.76875%   Libor
       Section 6.02 Reimbursement Amount                           33,000,000.00          7.5800%             0.13%   Spread
       Reimburseable Fees                                          32,000,000.00          7.8200%
                                                                   27,189,000.00          7.9550%
 Total Fees Due Servicer                                            9,137,000.00          8.1950%
                                                                    7,310,000.00          8.6350%
                                                                    7,310,000.00          9.2500%
                                                                   12,792,000.00          9.2500%

Information for Clauses (a) through (s), Section 7.01 - GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                        1,304,716.86
 (c)   Interest Distribution                                            1,096,478.15
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                                When
 (d)   Beginning Class I A and Class I B Principal Balance                                        164,446,911.81
       Less: Principal Distribution                                     1,684,034.24            is less than
                                                                                                  182,738,000.00
       Remaining Class A and Class B Principal Balance                                                      0.10
                                                                                                   18,273,800.00
 (e)   Fees Due Servicer                                                                        We can prepay
       Monthly Servicing Fee                                                             Rate
       Section 8.06 Reimbursement Amount                                   Class A-1    6.899%     37,392,946.05    2,579,646
       Section 6.02 Reimbursement Amount                                   Class A-2    7.580%     33,000,000.00    2,501,400
       Reimburseable Fees                                                  Class A-3    7.820%     32,000,000.00    2,502,400
                                                                           Class A-4    7.955%     27,189,000.00    2,162,885
 Total Fees Due Servicer                                                   Class A-5    8.195%      9,137,000.00      748,777
                                                                           Class A-6    8.635%      7,310,000.00      631,219
                                                                           Class B-1    9.250%      7,310,000.00      676,175
                                                                           Class B-2    9.250%     12,792,000.00    1,183,260
                                                                                                  166,130,946.05   12,985,761  7.82%

Bank of New York                        Determination Date:           03-Jan-01
Manufactured Housing Contracts          Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A               For the Period Ended:         25-Dec-00
                                        Lock-Out Date:                   Mar-05

                                                                      Unpaid                                               Unpaid
                                                         No. of      Principal     Delinquency as of          No. of      Principal
 (f)   Delinquency as of the 25th                      Contracts      Balance       Calendar Month          Contracts      Balance

        31-59 Days Delinquent                             263        4,462,039    31-59 Days Delinquent         172       5,410,522
        60-89 Days Delinquent                              55        1,752,896    60-89 Days Delinquent          60       1,393,804
         90+ Days Delinquent                              131        4,462,039    90+ Days Delinquent           122       4,083,802

       3-Month Avg Thirty-Day Delinquency Ratio  3.97%                            3-Month Avg Thirty-Day
                                                                                    Delinquency Ratio          2.98%
       3-Month Avg Sixty-Day Delinquency Ratio   3.61%                            3-Month Avg Sixty-Day
                                                                                    Delinquency Ratio          3.22%

 (g)   Section 3.05 Repurchases                                           0.00

 (i)   Class R Distribution Amount                                        0.00      Acquisition Loss Amount
       Reposession Profits                                                0.00
                                                                                  Current Month Acquisition Loss
                                                                                    Amount                               118,366.60
 (j)   Principal Balance of Contracts in Repossession             1,848,421.64    Cumulative Acquisition Loss
                                                                                    Amount                               351,391.43

 (k)   Aggregate Net Liquidation Losses                                   0.00

 (l)   (x) Class B-2 Formula Distribution Amount                     98,605.00
       (y) Remaining Amount Available                               306,843.71
                                                                 -------------
       Amount of (x) over (y)                                             0.00

 (m)   Class B-2 Liquidation Loss Amount                                  0.00

 (n)   Guarantee Payment                                                  0.00

 (o)   Unadvanced Shortfalls                                              0.00

                                                          No.    $

 (p)   Units repossessed                                  12        334,679.25

 (q)   Principal Prepayments paid                                 1,348,695.27

 (r)   Scheduled Principal Payments                                 335,338.97

 (s)   Weighted Average Interest Rate                                    10.94%



Bank of New York                        Determination Date:           03-Jan-01
Manufactured Housing Contracts          Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A               For the Period Ended:         25-Dec-00
                                        Lock-Out Date:                   Mar-05


                 Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                            2,970,259.20
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                        368,520.74

(ii)  Monthly Advance made                                                                        0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                        11,445.74
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                     910.61
(v)   Principal due Holders                                                                       0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                            99,955.77
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                       8,614.05
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                      0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                        0.00
   (iii) Monthly Servicing Fee                                                              173,053.07
   (iv)  Reimbursable Liquidation Expenses                                                   80,762.30
   (v)   Section 6.04 (c) reimbursement                                                           0.00
   (vi)  Section 8.06 reimbursement                                                               0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                                    0.00

Total Due Servicer                                                                          253,815.37

Available Distribution Amount-Vanderbilt                                                  2,627,933.80
Available Distribution Amount-SubServicer-21st                                              360,817.30
To Class A and B                                                                          2,780,512.39

Monthly Excess Cashflow                                                                     208,238.71

Weighted Average Remaining Term (months)                                                        216.00

         Scheduled Balance Computation

         Prior Month Balance                                                            166,130,946.05

         Current Balance                                            164,582,167.98
                    Adv Principal                                        27,369.68
                    Del Principal                                       162,625.85
         Pool Scheduled Balance                                                         164,446,911.81

         Principal Payments in Full                                   1,198,005.56
         Partial Prepayments                                            150,689.71

         Scheduled Principal                                            335,338.97

         Collateral Balance                                                             164,582,167.98

Bank of New York                            Determination Date:        03-Jan-01
Manufactured Housing Contracts              Remittance Date:           08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Dec-00
                                            Lock-Out Date:                Mar-05

Information for Clauses (v) through (ap), Section 7.01 -                GROUP II
                                                                             Class II A-1         Class II B-1       Class II B-2
 (v)   Class II A and Class II B Distribution Amounts                        1,191,957.63           58,447.48         38,368.18

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                             102,755.76
       (b) Partial Prepayments Received                                         15,897.74
       (c) Principal Payments in Full (Scheduled Balance)                      720,145.34
       (d) Liquidated Contract Scheduled Balance                                     0.00
       (e) Section 3.05 Purchase Scheduled Balance                                   0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                    0.00
       (g) Accelerated Principal Payment                                             0.00
                                                                            -------------        ------------      ------------
 Total Principal Distribution                                                  838,798.84                0.00              0.00

 (x)   Interest Distribution                                                   353,158.79           58,447.48         38,368.18
       Unpaid Interest Shortfall                                                     0.00                0.00              0.00
                                                                            -------------        ------------      ------------
 Total Interest Distribution                                                   353,158.79           58,447.48         38,368.18


 (y)   Beginning Class I A and Class I B Principal Balance                  56,205,642.26        9,071,000.00      4,867,000.00
       Less: Principal Distribution                                            838,798.84                0.00              0.00
                                                                            -------------        ------------      ------------
       Remaining Class A and Class B Principal Balance                      55,366,843.42        9,071,000.00      4,867,000.00

 (z)   Fees Due Servicer
       Monthly Servicing Fee                                                    82,515.40           (ac)           Pool Factor
       Section 8.06 Reimbursement Amount                                             0.00        Class II A-1        0.80736753
       Section 6.02 Reimbursement Amount                                        10,000.00        Class II B-1        1.00000000
       Reimburseable Fees                                                            0.00        Class II B-2        1.00000000
                                                                            -------------        Class II B-3        1.00000000
 Total Fees Due Servicer                                                        92,515.40

Information for Clauses (v) through (ap), Section 7.01 -                GROUP II
                                                                            Class II B-3
 (v)   Class II A and Class II B Distribution Amounts                         48,688.10

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment
                                                                          -------------
 Total Principal Distribution                                                      0.00

 (x)   Interest Distribution                                                  48,688.10                 498,662.55
       Unpaid Interest Shortfall                                                   0.00
                                                                          -------------
 Total Interest Distribution                                                  48,688.10                              When
                                                                                                                       75,278,843.42
 (y)   Beginning Class I A and Class I B Principal Balance                 5,974,000.00                              is less than
       Less: Principal Distribution                                                0.00                 838,798.84     88,489,000.00
                                                                          -------------                                      X
       Remaining Class A and Class B Principal Balance                     5,974,000.00                                         0.10
                                                                                                                        8,848,900.00

 (z)   Fees Due Servicer                                                                                              We can prepaid
       Monthly Servicing Fee                                            Original Balance        Rate       Libor           Spread
       Section 8.06 Reimbursement Amount                                  68,577,000.00        7.0688%    6.76875%             0.30%
       Section 6.02 Reimbursement Amount                                   9,071,000.00        7.2488%                         0.48%
       Reimburseable Fees                                                  4,867,000.00        8.8688%                         2.10%
                                                                           5,974,000.00        9.1688%                         2.40%
 Total Fees Due Servicer


Information for Clauses (v) through (ap), Section 7.01 -                GROUP II
 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution
       Unpaid Interest Shortfall

 Total Interest Distribution

 (y)   Beginning Class I A and Class I B Principal Balance
       Less: Principal Distribution

       Remaining Class A and Class B Principal Balance

 (z)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                            56,205,642   3,973,036
       Section 6.02 Reimbursement Amount                                             9,071,000     657,534
       Reimburseable Fees                                                            4,867,000     431,642
                                                                                     5,974,000     547,741
                                                                                  -------------------------
 Total Fees Due Servicer                                                            76,117,642   5,609,954        7.37%

Bank of New York                            Determination Date:        03-Jan-01
Manufactured Housing Contracts              Remittance Date:           08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Dec-00
                                            Lock-Out Date:                Mar-05

                                                                  Unpaid                                                 Unpaid
                                                   No. of        Principal        Delinquency as of         No. of      Principal
 (aa)  Delinquency as of the 25th                 Contracts       Balance          Calendar Month         Contracts      Balance
            31-59 Days Delinquent                    68           1,168,528    31-59 Days Delinquent        28          1,222,332
            60-89 Days Delinquent                     8             297,879    60-89 Days Delinquent         6            249,733
             90+ Days Delinquent                     22           1,168,528    90+ Days Delinquent          19          1,055,628

       3-Month Avg Thirty-Day Delinquency                                      3-Month Avg Thirty-Day
         Ratio                               2.60%                               Delinquency Ratio                           1.61%
       3-Month Avg Sixty-Day Delinquency                                       3-Month Avg Sixty-Day
         Ratio                               1.58%                               Delinquency Ratio                           1.44%


 (ab)  Section 3.05 Repurchases                                        0.00

 (ad)  Class R Distribution Amount                               259,184.80
       Reposession Profits                                             0.00

 (ae)  Principal Balance of Contracts in Repossession             55,135.58

 (af)  Aggregate Net Liquidation Losses                                0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                  48,688.10
       (y) Remaining Amount Available                             50,946.09
                                                                  ---------
       Amount of (x) over (y)                                          0.00

 (ah)  Class B-2 Liquidation Loss Amount                               0.00

 (ai)  Guarantee Payment                                               0.00

 (aj)  Unadvanced Shortfalls                                           0.00
                                                       No.      $
 (ak)  Units repossessed                               19        589,892.24

 (al)  Principal Prepayments paid                                736,043.08

 (am)  Scheduled Principal Payments                              102,755.76

 (an)  Weighted Average Interest Rate                                10.01%

Bank of New York                            Determination Date:        03-Jan-01
Manufactured Housing Contracts              Remittance Date:           08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Dec-00
                                            Lock-Out Date:                Mar-05


                      Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                      1,504,638.02
(ii)  Monthly Advance made                                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                   5,431.81
(v)   Principal due Holders                                                                 0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                      29,146.95
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                  0.00
   (iii) Monthly Servicing Fee                                                         82,515.40
   (iv)  Reimbursable Liquidation Expenses                                             10,000.00
   (v)   Section 6.04 (c) reimbursement                                                     0.00
   (vi)  Section 8.06 reimbursement                                                         0.00
   (vii) Amounts not required to be deposited-SubServicer                                   0.00

Total Due Servicer                                                                     92,515.40

Available Distribution Amount                                                       1,388,407.48
To Class A and B - Scheduled Principal and Interest                                 1,337,461.39

Monthly Excess Cashflow Class II                                                       50,946.09
Monthly Excess Cashflow Class I                                                       208,238.71

Accelerated Principal Payment                                                               0.00

Weighted Average Remaining Term (months)                                                  254.00

       Scheduled Balance Computation

       Prior Month Balance                                                         79,214,780.93

       Current Balance                                           78,410,482.43
                         Adv Principal                                4,457.37
                         Del Principal                               38,957.71
       Pool Scheduled Balance                                                      78,375,982.09

       Principal Payments in Full                                   720,145.34
       Partial Prepayments                                           15,897.74

       Scheduled Principal                                          102,755.76

       Collateral Balance                                                          78,410,482.43

       Overcollateralization Amount                                                    3,097,139
       Required Overcollateralization Amount                                           3,097,139